UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2010

CASEY’S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

0-12788	42-0935283
(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa	50021
(Address of principal executive Offices)	(Zip Code)

515/965-6100
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On July 15, 2010, Casey’s General Stores, Inc. (the “Company”) reported June 2010 same-store sales results for stores open for one full year.  Same-store sales for prepared food and fountain increased 2.9%, and grocery and other merchandise increased 2.1% in June 2010 compared to June 2009.

Same store gasoline gallons sold increased 2.4% in June 2010 compared to June 2009.  The gasoline margin was above the Company’s fiscal 2011 goal of 13.5 cents per gallon.  The average retail price of gasoline sold during June 2010 was $2.56 per gallon.

Robert Myers, Casey’s President and Chief Executive Officer, commented:  “These strong June results demonstrate that Casey’s business is firing on all cylinders.   We’re particularly pleased to report both strong gas volume increases and above-goal gas margins for the June period.  We also achieved positive inside same store sales growth and a strong customer count despite one of the wettest Junes on record in our marketing regions.  These results underscore why Casey’s is widely recognized as the best operator in the industry.”

The information contained in this Item is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: July 15, 2010	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and Chief Financial
Officer

Important Information

This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the tender offer commenced by Alimentation Couche-Tard, Inc. (“Couche-Tard”) referred to in this communication, Casey’s General Stores, Inc. (“Casey’s”) has filed a solicitation/recommendation statement with the Securities and Exchange Commission (the “SEC”).  Investors and security holders are urged to read the solicitation/recommendation statement with respect to the tender offer and, when they become available, any other relevant documents filed with the SEC, because they contain important information. Investors and security holders may obtain a free copy of the solicitation/recommendation statement with respect to the tender offer and other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the solicitation/recommendation statement with respect to the tender offer and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn: Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Casey’s will file with the SEC and mail to its shareholders a proxy statement and white proxy card in connection with its 2010 Annual Meeting of Shareholders. Investors and security holders are urged to read the proxy statement relating to the 2010 Annual Meeting and any other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders will be able to obtain a free copy of the proxy statement and other documents (when available) that Casey’s files with the SEC at the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com. In addition, the proxy statement and other documents (when available) filed by Casey’s with the SEC may be obtained from Casey’s free of charge by directing a request to Casey’s General Stores, Inc., Attn:  Investor Relations, Casey’s General Stores, Inc., One Convenience Blvd., P.O. Box 3001, Ankeny, Iowa 50021-8045.

Certain Information Concerning Participants

Casey’s, its directors and executive officers may be deemed to be participants in the solicitation of Casey’s security holders in connection with its 2010 Annual Meeting of Shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Casey’s Annual Report on Form 10-K for the year ended April 30, 2010, which was filed with the SEC on June 29, 2010, and its proxy statement for the 2009 Annual Meeting of Shareholders, which was filed with the SEC on August 10, 2009. To the extent holdings of Casey’s securities have changed since the amounts printed in the proxy statement for the 2009 Annual Meeting of Shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the 2010 Annual Meeting of Shareholders when it is filed by Casey’s with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Casey’s website at www.caseys.com.

Forward-Looking Statements

This communication contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements represent our expectations or beliefs concerning future events that may not prove to be accurate.  The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project” and similar expressions are used to identify forward-looking statements.  We caution you that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including the risk that our cash balances and cash generated from operations and financing activities will not be sufficient for our future liquidity and capital resource needs, competition in the industry in which we operate, changes in the price or supply of gasoline, tax increases or other changes in the price of or demand for tobacco products, potential liabilities and expenditures related to compliance with environmental and other laws and regulations, the seasonality of demand patterns, weather conditions, future actions by Couche-Tard in connection with its unsolicited tender offer to acquire Casey’s, the risk that disruptions or uncertainty from Couche-Tard’s unsolicited tender offer will divert management’s time and harm Casey’s relationships with our customers, employees and suppliers and the other risks and uncertainties included from time to time in our filings with the SEC.  We further caution you that other factors we have not identified may in the future prove to be important in affecting our business and results of operations.  We ask you not to place undue reliance on any forward-looking statements because they speak only of our views as of the statement dates.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.